Summary Prospectus Supplement	March 23, 2020

Putnam Tax-Free High Yield Fund
Summary Prospectus dated November 30, 2019

Effective July 1, 2020, the following information replaces similar information provided with respect to class A shares of the fund under Fees and expenses:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

				Total annual
		Distribution and	Other	fund operating
Share class	Management Fees	service (12b-1) fees	expenses	expenses
Class A	0.47%	0.25%†	0.14%	0.86%

Example

† The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$484	$663	$858	$1,418

320864 3/20